NUMBER                          INCORPORATED UNDER                     SHARES
*________*                THE LAWS OF THE STATE OF DELAWARE          *________*
                               ON JANUARY 16, 1997


                           ACADIA PHARMACEUTICALS INC.
                                  COMMON STOCK


                                     [SEAL]

THIS CERTIFIES THAT _______________ IS THE REGISTERED HOLDER OF _____________ (______) SHARES OF THE COMMON STOCK OF ACADIA PHARMACEUTICALS INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION, AND THE NUMBER OF SHARES CONSTITUTING EACH SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS ________ DAY OF ________ 20__.

________________                                             _________________
THOMAS H. AASEN                                              MARK R. BRANN
SECRETARY                                                    PRESIDENT

[SEAL]                                SHARES
                                       EACH

FOR VALUE RECEIVED, _______________HEREBY SELL, ASSIGN AND TRANSFER UNTO ______
______________________________________________________________________________
____________________, SHARES OF THE COMMON STOCK OF THE WITHIN NAMED CORPORATION, REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT___________________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES OF SAID COMMON STOCK ON THE BOOKS OF THE SAID CORPORATION, PURSUANT TO THE PROVISIONS OF THE BY-LAWS THEREOF, WITH FULL POWERS OF SUBSTITUTION IN THE PREMISES.

                        DATED________________________________________A.D.
                             ____________________________________________

IN PRESENCE OF:
______________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST STRICTLY CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR AND WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.